U.S.  SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
                               __________________



                                     FORM  8-K
                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  APRIL  28,  2003
                                                          ------------------


                        KOALA  INTERNATIONAL  WIRELESS  INC.
                        ---------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

          NEVADA                  0-32479                76-0616468
          ------                 --------               -----------
    (State  or  other          (Commission            (IRS  employer
       Jurisdiction            file  number)          Identification
     of  incorporation)                                    Number)

                34  COUPLES  GALLERY
                BALLANTRAE,  ONTARIO,  CANADA              L4A  1M6
           --------------------------------------         --------
        (Address  of  principal  executive  offices)     (Zip  Code)


Registrants  telephone  number,  including  area  code:  (905)642-4715
                                                       ----------------

ITEM  5.  Other  Events

Effective April 28, 2003, the Company accepted the voluntary resignation of Miguel Caron from his position as President of the Company. Mr. Caron has accepted the position as Chairman of Koala International Wireless Inc.

The Company is pleased to announce that Terry Clarke has accepted his appointment as President, Secretary-Treasurer, and Director of the Company.

The current Board of Directors of Koala International Wireless Inc. now consists of: Miguel Caron, Chairman; Terry Clarke, President and Secretary-Treasurer, Lorne Catling, Director, and Christine Cerisse, Director.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      KOALA  INTERNATIONAL  WIRELESS  INC.


May  12,  2003                                       By:    /s/  Terry  Clarke
------------------                                      ------------------------
         (Date)                                    Name:      Terry  Clarke
                                                        ----------------------
                                                   Its:       President
                                                        ----------------------